SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of earliest event reported): January 8, 1999
                                                  (December 11, 1998)

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                    0-24532                   58-2094179
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(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                         Identification Number)



       101 North Greenwood St., P.O. Box 3007
                  LaGrange, Georgia                              30240
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       (Address of principal executive offices)                (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000



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Item 2.        Acquisition or Disposition of Assets.
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Pursuant to an Agreement  and Plan of Merger,  dated as of July 30,  1998,  (the
"Merger Agreement"), by and between FLAG Financial Corporation ("FLAG") and Empire Bank Corp. ("Empire"), Empire merged with and into FLAG (the "Merger") on December 11, 1998 (the "Effective Time"), FLAG was the surviving corporation in the Merger, and the wholly owned subsidiary of Empire became a wholly owned subsidiary of FLAG. At the Effective Time, each then outstanding share of the common stock, $1.00 per value per share, of Empire (the "Empire Common Stock") (excluding shares held by any Empire entity or any FLAG entity, in each case other than in a fiduciary capacity or as a result of debts previously contracted) ceased to be outstanding and was converted into and exchanged for the right to receive 42.50 shares (the "Exchange Ratio") of the common stock, $1.00 per value per share, of FLAG (the "FLAG Common Stock"). As a result, FLAG issued approximately 1,124,125 shares of FLAG Common Stock to the former Empire shareholders in exchange for all of the 26,450 shares of Empire Common Stock that were issued and outstanding at the Effective Time (with FLAG paying cash to the former Empire shareholders in lieu of issuing fractional shares of FLAG Common Stock).

Pursuant to the Merger Agreement, Leonard H. Bateman, the former President and Chief Executive Officer of Empire Banking Corp., will become a member of FLAG's Board of Directors following the effective time.

The foregoing is qualified in its entirely by reference to the Merger Agreement which is hereby incorporated by reference herein.

Item 5.      Other Events
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On December 16, 1998, the Registrant announced the completion of the merger with
Empire Bank Corp., pursuant to which Empire Bank Corp. merged with and into the Registrant. Attached hereto is the press release regarding the announcement of the closing of the merger.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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(a)      Financial Statements of Businesses Acquired

                  In accordance with Item 7(a)(4) of Form 8-K, any financial statements of Empire Bank Corp. required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before March 7, 1999.

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(b)      Pro Forma Financial Information

                  In accordance with Item 7(b)(2) of Form 8-K, any pro forma financial information to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before March 7, 1999.

(c)      Exhibits. The following exhibits are filed as part of this report:

          2.1 Agreement and Plan of Merger, dated July 30, 1998, by and between FLAG Financial Corporation and Empire Bank Corp. (incorporated by reference from Exhibit 2 to FLAG Financial Corporation's Registration Statement on Form S-4, Registration No. 333-61803).

         99.1 Press release, dated December 16, 1998, issued by the Registrant.


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